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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 12, 2003

                                 Glowpoint, Inc.
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             (Exact name of Registrant as Specified in its Charter)


      Delaware                    0-25940                       77-0312442
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  (State or other          (Commission File Number)          (I.R.S. Employer
  Jurisdiction of                                           Identification No.)
   Incorporation)

                       225 Long Avenue Hillside, NJ 07205
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              (Address of Principal Executive Officers) (Zip Code)


                                 (973) 282-2000
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since past report)



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Item 12.  Results of Operations and Financial Condition

On November 12, 2003, Glowpoint, Inc. (the "Company") announced via press release and conference call the Company's financial results for its three- and nine-month periods ended September 30, 2003. A copy of the transcript of the Company's conference call is attached hereto as Exhibit 99.1.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         GLOWPOINT, INC.


Dated:  November 17, 2003                /s/ Christopher A. Zigmont
                                         --------------------------
                                             Christopher A. Zigmont
                                             Chief Financial Officer & Executive
                                             Vice President of Finance


                                       2
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                                  Exhibit Index


Exhibit No.         Exhibit Description
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99.1                Text of press release dated November 12, 2003